SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported) August 21, 1998
                                                 ---------------

                           NAL Financial Group Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware               0-25476                23-2455294
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  (State or other          (Commission           (I.R.S. Employer
   jurisdiction)           File Number)         Identification No.)

     500 Cypress Creek Road West
     Suite 590
     Fort Lauderdale, Florida                           33309
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (954) 938-8200
                                                   --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS

     NAL Financial Group Inc. and its affiliates and subsidiaries that filed for bankruptcy under Chapter 11 of the Bankruptcy Code have filed an Amended Disclosure Statement for Debtors' Plan of Reorganization. As previously reported, among other things, the Plan provides that upon becoming effective:

  - Conseco, Inc. and Greenwich Capital Markets, Inc., shall each contribute new value to the Company in the form of cash and working capital lines of credit for a combined total of approximately $6 Million;

  - Conseco will subordinate its unsecured claims against the Company to the claims of the unsecured creditors;

  - Certain debt of the Company to Conseco will remain on the Company's books and records;

  - The Company, and two of its subsidiaries, NAL Acceptance Corporation ("NALA") and Autorics, Inc. will emerge from bankruptcy, with the Company owning all of the stock of NALA and NALA owning all of the stock of Autorics;

  - All of the existing common stock of the Company will be extinguished and the Company will issue new shares of common stock, designated as Class A and Class B;

  - Conseco will be issued 100% of the Class A stock and 80% of the Class B stock; 20% of the Class B stock will be issued to Greenwich;

  - The Company will continue to operate as a loan servicing company in the non prime automobile finance industry; and

  - The unsecured creditors will receive $2.03 Million in cash and a 25% residual interest in the securitization of the Company's warehouse line with Greenwich.

     The Amended Disclosure Statement was approved by the Bankruptcy Court on August 10, 1998. The deadline for filing objections to confirmation and for filing ballots accepting or rejecting the Plan is September 14, 1998. The confirmation hearing on the Plan is scheduled for September 22, 1998, at which time it is anticipated that the Plan will be confirmed.

     The Amended Disclosure Statement, the Plan and other exhibits are appended hereto and are also available for review at the office of the Clerk of the Court of the United States Bankruptcy Court for the Southern District of Florida, in re NAL Financial Group Inc., NAL Acceptance Corporation, NAL Insurance Services, Inc., Autorics, Inc., NAL Mortgage Corporation, Performance Cars of South Florida, Inc., and Special Finance, Inc. Case Nos. 98-21966-BKC-PGH through 98-21972-BKC-PGH. All interested parties are directed to the Amended Disclosure Statement and the Plan of Reorganization for all of the terms and conditions of the reorganization of the Company.


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NAL FINANCIAL GROUP, INC.
                                             -------------------------
                                                   (Registrant)


    Date  August 21, 1998                     By:  /s/ Andrew Combs
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                                                 Andrew Combs, Vice President -
                                                 Finance